UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2026
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2026, the Board of Directors of AGCO Corporation (the “Company”) approved an increase in the size of the Board to ten directors (until the 2026 Annual Meeting of Stockholders “the 2026 Annual Meeting”) and appointed James C. Collins, Jr. to the Board, effective as of April 1, 2026, to serve for an initial term expiring at the 2026 Annual Meeting. The Company also announced that Matthew Tsien has elected to not stand for re-election at the upcoming 2026 Annual Meeting. The Company thanks Mr. Tsien for his dedicated and excellent service.

Mr. Collins previously served as Chief Executive Officer and a member of the Board of Directors of Corteva Agriscience after he led the creation of the agriscience company in 2019 following the DowDuPont merger. He joined DuPont in 1984 and held senior leadership roles across multiple businesses, including Chief Operating Officer of DowDuPont’s Agriculture Division and Executive Vice President of DuPont’s agricultural segments. Mr. Collins currently serves on the Board of Directors of Archer-Daniels-Midland Company, where he is a member of the Audit and the Compensation and Succession Committees. He also serves on the boards of private companies: Vestaron Corporation and Pivot Bio. Mr. Collins has an MBA focused on international business from the University of Delaware and a Bachelor of Science degree in chemical engineering from Christian Brothers College.

A copy of the Company’s press release dated March 5, 2026 announcing the appointment of Mr. Collins is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 5, 2026
104	Cover Page Interactive Data File - the cover page from this current report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer

Dated: March 5, 2026